Exhibit 99.1

                         SMITH BREEDEN ASSOCIATES, INC.
                         ------------------------------
                PORTFOLIO ADVISORY & RATE RISK ANALYSIS AGREEMENT
                -------------------------------------------------

This Portfolio Advisory and Rate Risk Analysis Agreement (the "Agreement") is made and entered into as of the date set forth on the signature page ("Effective Date") by and between LOS PADRES BANK, FSB ("Customer") and SMITH BREEDEN ASSOCIATES, INC., a Kansas Corporation ("Smith Breeden" or "Adviser"). By this Agreement, as of the Effective Date the Customer and Smith Breeden hereby terminate any and all prior agreements and understandings by and between them relating to the subject matter herein, including, but not limited to, the Investment and Interest Rate Risk Advisory Agreement dated on or about February 3, 1997 (collectively referred to as "Prior Agreements"). The Customer and Smith Breeden each expressly waive any and all notice provisions with respect to terminating any and all such Prior Agreements (including, but not limited to, section 17. of the Investment and Interest Rate Risk Advisory Agreement dated on or about February 3, 1997) and agree that this Agreement shall be effective as of the Effective Date.


WHEREAS, Smith Breeden is engaged in the business of rendering investment advice; and

WHEREAS, Customer desires to appoint Smith Breeden, and Smith Breeden desires to accept such appointment, to render such services to Customer on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises and the terms and conditions set forth herein, the parties hereto agree as follows:

  1.     Appointment.

         Upon and subject to the terms and conditions of this Agreement, the Customer, being duly authorized, hereby appoints Smith Breeden as portfolio adviser ("Portfolio Adviser") with respect to the assets of the Customer which, by notice given or caused to be given by the Customer to Smith Breeden, are designated for Smith Breeden's investment advisory services, as set forth herein (the "Account"). In addition, and as set forth herein, the Customer appoints Smith Breeden as a rate risk analyst ("Rate Risk Analyst") to analyze rate risks and to perform a risk analysis of the financial assets and liabilities of the Customer (as defined below in subsection d. of Section 2) ("Rate Risk Analysis"). Smith Breeden hereby accepts such appointment. The appointment of Smith Breeden as a Portfolio Adviser and a Rate Risk Analyst shall be effective as of the Effective Date of this Agreement.

  2.     Authority and Services of Adviser.


          a. The Adviser will make investment recommendations with respect to the Account. All transactions entered into for the Account shall be subject to the prior approval and direction of the Customer and the Customer may instruct the Adviser to un-wind any transaction (provided, however, that the Customer understands and agrees that un-winding a transaction may result in charges by the broker and/or investment loss to the Account). As part of its


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               services, the Adviser may recommend the acquisition of investment securities or other assets, including but not limited to, mortgage-backed securities, Treasury securities, corporate bonds and/or  derivative  instruments,  and certain  hedging transactions  to  manage  the  interest  rate  risk  of  the
               Account's   investments.   The   Adviser   may   also   make
               recommendations regarding the funding sources for these investment securities, as well as for the other financial instruments of the Customer. The Adviser may make either verbal or written recommendations with respect to the Account.

          b. In addition to other authorizations and powers given to the Adviser in this Agreement, the Customer hereby grants the Adviser full power and authority, subject to the prior approval and direction of the Customer (which may be verbal or in writing), on behalf of the Customer and the Account to:

               (i) purchase, sell, borrow or otherwise trade in, invest in or deal with any security or other asset in the Account or for the Account and at risk of, and in the name of, the Customer;

               (ii) pledge  any  security  or  other  asset  of the  Account  or establish safekeeping, brokerage or futures accounts in the name of the Customer for the purpose of providing collateral to brokers, issuers or dealers (collectively "Brokers") with respect to transactions for the Account and to rehypothecate any security or other asset of the Account;

               (iii) select  and  utilize  Brokers  to trade  with or  otherwise transact with for the Account and at the risk of, and in the name of, the Customer. The Adviser shall use reasonable efforts to seek the best execution in selecting such Brokers;

               (iv) instruct the Custodian of any security or other asset in the
                    Account (i) to deliver securities or other assets sold, exchanged, or otherwise disposed of from the Account, (ii) to pay cash for securities or other assets delivered to such Custodian upon acquisition for the Account, and (iii) to make payments from the Account on behalf of the Customer.
                    Such instructions may be given in writing or verbally, provided that verbal instructions are confirmed in writing as soon as practicable thereafter;

               (v) to invest and reinvest in the name of, and at the risk of, the Customer, but without additional fees being paid to the Adviser, all or any part of the Account through the medium of any fund or collective investment vehicle managed by the Adviser, as the same may have heretofore been or may hereafter be established or amended; and

               (vi) generally  perform  any other act  reasonable  to enable the
                    Adviser to carry out its obligations and services under this Agreement. Such authorization,



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                    however, does not include authority to deliver or
                    pay securities, other financial instruments or cash to the Adviser, except with respect to assets that are invested in a fund or collective investment vehicle managed by the Adviser.

          c. The Customer authorizes the Adviser to consult with legal counsel or other professional advisers concerning any question which may arise with reference to its duties under this Agreement and to disclose to such legal counsel or other professional advisers any information reasonable and appropriate to obtain advice relating to such questions.

          d. In conducting the Rate Risk Analysis, the Adviser will take the Data (as defined below) provided by the Customer and analyze it using the Adviser's valuation methods and computer programs. The Adviser will generate a written report (a "Rate Risk Analysis Report") for the Customer that will contain the items set forth in the sub-section immediately below. The Adviser will conduct this Rate Risk Analysis and provide the Rate Risk Analysis Report at the intervals stipulated in Appendix A.

               (i) A Rate Risk Analysis of the mark-to-market value of Customer's net worth. For those assets and liabilities for which a market exists, actual market prices will be used. For those assets and liabilities for which no market exists, such assets and liabilities will be valued upon the assumptions agreed upon by the Adviser and Customer.

3.       Use of Adviser Information.


         The Customer shall only and exclusively use any and all data, analysis, advice, reports or other information provided by the Adviser in relation to this Agreement (which includes any and all
         derivative  work  and/or  or   reproductions   of  the  forgoing)
         (collectively "Adviser Information") for the Customer's internal purposes and only as contemplated by this Agreement. The Customer shall treat any and all Adviser Information as confidential. Notwithstanding, in no event may the Customer directly or indirectly use or disclose any Adviser Information in a manner that may harm or be to the detriment of the Adviser, to compete with the Adviser and/or that may be for the benefit or advantage of any third party (which includes affiliates). The Customer shall not distribute, sell, rent, transfer, disclose, reveal or make available any portion of any Adviser Information to any third party unless the Customer has first obtained the Adviser's express written consent provided, however, that the Customer may disclose Adviser Information to the limited extent that the Customer is required to do so pursuant to a valid subpoena, court order or as otherwise required by law so long as the Customer gives the Adviser prior and immediate written notice of such
         disclosure.  The  Customer  shall  not  re-package,   create  any
         derivative work from, reverse engineer, decompile or disassemble any Adviser Information.



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         The  Customer   understands  and  agrees  that  any  and  all  Adviser
         Information is proprietary in nature to the Adviser, that the unauthorized disclosure or use of any Adviser Information would reduce its value, and the Adviser will be irrevocably damaged if
         the  covenants  herein  are  not  specifically   adhered  to  and
         enforced.  The Customer  further  agrees that, in addition to any other relief or remedies available and/or as set forth in this Agreement, in the event of a breach or a threatened or imminent breach of the provisions set forth in this Section 3., the Adviser is entitled to seek and obtain an appropriate injunction or other equitable  remedy from a court with proper  jurisdiction for the purposes of  restraining  the Customer and any  business,
         firm,    partnership,    individual,    corporation   or   entity
         participating in such breach or threatened breach from any actual or threatened breach of such provision. Nothing herein shall be construed as prohibiting the Adviser from pursuing any other remedies available at law or in equity for such breach or threatened or imminent breach. Notwithstanding any term or provision to the contrary, this Section 3. shall survive the termination of this Agreement.

4.       Proxies.

         The Adviser has no authority to, and will not be required to, take any action or render any advice with respect to the voting of proxies solicited by or with respect to the issuers of securities or other financial instruments in which assets of the Account may be invested from time to time.

5.       Custodial Responsibilities and Account Information to be Furnished.

         The Customer will be responsible for the selection, retention and payment of a custodian for the Account ("Custodian"). The Custodian, and not the Adviser, will be responsible for the custody and safekeeping of the securities and other assets in the Account; for making payments with respect to the Account, upon receiving instructions from the Adviser, as applicable; for the collection of income relating to the Account; for the physical acquisition, delivery and receipt of securities and other assets for the Account.

         The Custodian or the Customer will provide the Adviser with periodic reports, but not less than on a monthly basis, regarding Account activity and Account balances and such other information as the Adviser may reasonably require to properly monitor the holdings of the Account. The Adviser shall not be responsible for ensuring or verifying that the Custodian complies with the Custodian's obligations or be liable for any of the Custodian's acts or omissions.

6.       Other Information to be Furnished.


         The Customer agrees to furnish the Adviser with information, data and documentation that the Adviser may reasonably require to enable it to carry out its obligations under this Agreement, including any information required by the Adviser to conduct its Rate Risk Analysis. The information, data and documentation that shall be provided by the Customer so that the Adviser may conduct its Rate
         Risk Analysis, and the format it shall be provided in, shall be as set forth in Exhibit 1 attached hereto (the "Data"). The Customer shall be



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         solely responsible for the accuracy of such information, data and documentation provided to the Adviser.

         The Customer shall provide the Data, as detailed in Exhibit 1, to the Adviser each month. The Adviser agrees to provide the Rate Risk Analysis Report to the Customer within ten (10) business days following its receipt of such Data.

         The Adviser shall deliver to Customer a standardized analysis of single family residence loan pricing twice each month (generally on the first business day of the month and on the 15th day of the month (or the next business day following the 15th if the 15th is not a business day)).

7.       Investment Objectives.

         The Account's investment objectives and restrictions ("Investment Objectives") are attached hereto as Appendix B. The Adviser will present to the Customer trade/investment options which the
         Adviser believes to be in compliance with such Investment Objectives provided, however, that when the Customer approves a trade/investment (which approval may be verbal or in writing), it will be deemed that such  trade/investment  is in compliance with such Investment  Objectives.  The Customer shall give the Adviser
         prompt  written   notice  if  the  Customer   believes  that  any
         investments/trades proposed for the Account may be in violation of such Investment Objectives.

         The approval process for trade/investment options shall generally be as follows: The Customer shall designate two or more individuals
         (the "Contact Persons") to receive the Adviser's trade/investment options. The Adviser will send the trade/investment options to the Contact Persons via email. The email will specify a deadline by which the Contact Persons must respond to the Adviser via email stating whether the proposed transactions are approved or disapproved. The Customer acknowledges that if a Contact Person does not respond to the Adviser via email by the deadline indicated in the email, the Customer will be deemed not to have approved the transaction and the transaction will not be effected on behalf of the Customer. In its discretion, the Adviser may agree to receive the Customer's approval of trade/investment options using a process different from that described in this paragraph.


         The Customer shall give the Adviser prior written notice of any proposed change or modification to the Investment Objectives, which modification or change will not be applicable until the Adviser receives such notice and approves of such change or modification (which approval shall not be unreasonably withheld). Unless the Customer notifies the Adviser in writing of specific restrictions, the investments/trades recommended for, or made on behalf of, the Account shall be deemed not to be restricted under current or future federal or state laws or regulations or by
         virtue  of  the  terms  of  any  other   contract  or  instrument
         purporting to bind the Customer or the Adviser.



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8.       Valuation.

         The fair value of securities and other assets will be based on prices quoted on recognized securities exchanges or by independent market quotation services, or, in the event that such quotes are unavailable, on prices quoted by third party brokers, dealers, banks or other counterparties, as applicable.

9.       Risk Acknowledgement.

         The Customer acknowledges and agrees that:

          a. investment recommendations to, and investment transactions on behalf of, the Customer by the Adviser are subject to various market, currency, economic, political and business risks, and that those investment recommendations and/or transactions will not necessarily be profitable and may result in losses (including, potentially, the loss of all assets in the Account);

          b. there are inherent market fluctuation risks that surround the investment and reinvestment of monies and the use of hedge instruments. These risks and the scope of Adviser's services are detailed in the Disclosure Statement in Appendix C to this agreement and have been previously acknowledged by the Customer. The Customer acknowledges that it understands, and can bear, the risks involved in implementing hedge and investment transactions as detailed in the Disclosure Statement;

          c. without limiting the generality of the foregoing, the Adviser does not guarantee: (i) against Account and/or Customer losses;
               (ii) the future performance of the Account or any specific level of performance; (iii) the success of any investment recommendation by the Adviser or strategy that the Adviser may use; (iv) the success of the Adviser's overall performance and/or recommendations to Customer; or (v) that the Customer's investment objectives will be achieved.

          d. the Adviser will provide recommendations only regarding the securities and other assets held in the Account and, in making recommendations to the Customer, the Adviser will not consider any other securities, other assets (which includes cash) or other investments owned by the Customer;

          e. if the rating of a security purchased for the Account is downgraded, the Adviser has no obligation to inform the Customer of such a downgrade unless the continued ownership of the downgraded security by the Customer would violate the Customer's Investment Objectives attached as Appendix B hereto; and



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          f.   the Adviser is not providing advice or services  concerning,  and the Customer will not rely upon any Adviser statement relating to, tax advice, regulatory compliance or accounting issues involved in any recommended transaction.

10.      Compensation to Adviser.

         The Adviser, as full compensation for services rendered under this Agreement, shall be paid the fees specified in Appendix A. The compensation of the Adviser shall be paid upon receipt by the Customer of the Adviser's statement for such compensation, which will be submitted to Customer quarterly.

         If the Adviser shall serve for less than the whole of any period, its compensation shall be determined as provided above on the basis of the value of the assets in the Account on the date of termination of this Agreement and shall be payable on a pro rata basis for the time during that period for which the Adviser has provided services hereunder.

11.      Assignment and Amendment.

         No assignment (as defined in the Investment Advisers Act of 1940, as amended) of this Agreement shall be made by Adviser without the written consent of the Customer. No assignment of this Agreement shall be made by Customer without the written consent of the Adviser.

         No amendment to this Agreement is valid or enforceable unless it is in writing and validly executed by both parties hereto.

12.      Termination.

         This Agreement may be terminated either by the Customer or the Adviser, by written notice given to the other, effective 30 days after such notice is given. Such termination shall be without the payment of any penalty, except that the party required to pay compensation under
         Section 10. shall remain liable for any accrued but unpaid compensation due to the Adviser. Except, and unless, as otherwise expressly stated herein, the provisions of this Agreement survive the termination of this Agreement only with respect to any matter arising while this Agreement was in effect.

13.      Representations and Warranties of the Customer.

         The Customer represents and warrants that:

          a. the Customer is duly organized as a Corporation pursuant to, and is validly existing and in good standing under, the laws of the state of California, and the Customer has full power and authority to perform its obligations under this Agreement and the transactions contemplated hereby;



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          b.   this Agreement has been duly authorized,  executed, and delivered by the Customer and, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of the Customer, enforceable against it in accordance with its terms;

          c. Customer has taken all necessary and appropriate action to duly authorize the Adviser to carry out its duties, responsibilities and services specified herein, and the Adviser is duly authorized to so carry out such duties, responsibilities and services. Customer will immediately notify the Adviser in writing if the Adviser is no longer duly authorized to carry out any of the duties responsibilities or services set forth herein;

          d. the execution and delivery of this Agreement, the incurrence of the obligations set forth herein, and the consummation of the transactions contemplated herein do not and will not constitute a breach of, or default under, the charter documents of the Customer or any instrument by which the Customer is bound or any order, rule or regulation applicable to the Customer of any court or any governmental, regulatory or administrative authority having jurisdiction over the Customer. The Customer has determined and provided the extent of any information regarding the Account (including trading performance) that is required to be provided to the Customer's shareholders, partners, investors or members, as applicable, and takes sole responsibility therefore;

          e. the Customer is a "qualified eligible person" as defined in the rules adopted by the Commodity Futures Trading Commission;

          f. the Customer is a "qualified client" as defined in the rules adopted under the Investment Advisers Act of 1940;

          g. no authorization, consent, approval, filing or registration with any court, governmental agency or regulatory authority (Federal, state or local) which has not already been obtained is required in connection with the execution, delivery and performance by Customer of this Agreement or in connection with the transactions contemplated hereby;

          h. there is neither pending nor, to the best of the Customer's or the Customer's directors' or controlling persons' knowledge, threatened in writing any action, suit, proceeding or investigation before or by any court or any governmental, regulatory, self-regulatory or exchange body to which the Customer is a party or to which any of its assets are subject, which would reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Customer, or in the Customer's ability to comply with and perform its respective obligations under this Agreement. The Customer shall inform the Adviser as soon as practicable if the Customer, any of its directors, controlling persons or any of the any personnel having authority over the Account is convicted of a felony by a court of law of competent jurisdiction;



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               all assets deposited by the Customer from time to time in the
               Account will be assets owned solely by the Customer, and that such assets are free and clear of all liens and encumbrances, unless the Adviser expressly agrees otherwise in the case of particular assets; and

          j. the foregoing representations and warranties shall be continuing, and if any of them shall cease to be true and accurate in any material respect, the Customer shall promptly give written notice of such to the Adviser.

14.      Liability and Indemnification.

          a. The Customer is responsible for and shall pay any and all investment loss (subject to this Section), costs, fees and expenses (including, but not limited to, brokerage fees) associated with the investment of Account assets.

          b. The Adviser shall indemnify, defend and hold harmless the Customer from and against any and all losses, claims, damages, judgments, liabilities (joint and several), fines and reasonable costs and expenses (including reasonable attorney fees) (collectively "Losses") that are caused by an act or omission of the Adviser or its affiliates or any of their respective officers, employees or directors (collectively "Adviser Party") in relation to this Agreement that constitutes gross negligence or willful misconduct.

          c. The Adviser shall have no liability except for acts or omissions by the Adviser or an Adviser Party that constitute gross negligence or willful misconduct in relation to this Agreement provided, however, that the Adviser shall have no liability for any Losses incurred by reason of any investment decision made in what the Adviser or an Adviser Party believes in good faith to be the proper performance of its duties hereunder, and the Adviser shall not, in any event, be liable for any loss or liability incurred as a result of any act or failure to act on the part of any trustee or any Broker or custodian or other third party, with respect to the Account.

          d. The Customer shall indemnify, defend and hold harmless the Adviser and each Adviser Party from and against any and all losses, claims, damages, judgments, liabilities (joint and several), fines and reasonable costs and expenses (including reasonable attorney fees) (again, collectively "Losses") relating to, or arising in connection with, the business of or activities undertaken by the Adviser or an Adviser Party pursuant to this Agreement or a breach of a material provision of this Agreement by the Customer, except the Customer shall not be required to indemnify, defend or hold harmless the Adviser or any Adviser Party to the extent that such Losses are caused by an act or omission of the Adviser or any Adviser Party that constitute gross negligence, willful misconduct or a breach of a material provision of this Agreement.

          e.   In no event shall such Losses include,  nor shall either party be
               liable  to  another  for,  indirect,   special,   exemplary,   or
               consequential damages.



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          f.   Any suggested  limitations on liability  herein shall not relieve the Adviser from any responsibility or liability the Adviser may have under federal or state statutes or common law.

          g. In the event an indemnified party ("Indemnified Party") shall receive any demand, claim or lawsuit subject to an indemnification obligation hereunder, the Indemnified Party shall promptly notify the indemnifying party ("Indemnifying Party") provided, however, that failure to provide such notice shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent that such Indemnifying Party is materially harmed by such failure.

          h. Subject to the prior consent of the Indemnified Party, which consent shall not be unreasonably withheld, the Indemnifying Party shall be entitled to select counsel for matters subject to the Indemnifying Party's indemnification obligation. Subject to the prior consent of the Indemnified Party, which consent shall not be unreasonably withheld, the Indemnifying Party shall retain decision-making control regarding handling and resolving, including settlement of, such demand, claim or lawsuit subject to the Indemnifying Party's indemnification obligation.

          i. Subject to the next sentence, in the event that such Indemnifying Party elects to assume the defense of such demand, claim or lawsuit and retain such counsel, the Indemnified Party shall bear the fees and expenses of any additional counsel thereafter retained by it or them. If in any claim, action or suit as to which indemnity is ultimately available, an Indemnified Party reasonably determines that its interests are or may be adverse, in whole or in part, to the interests of the Indemnifying Party or that there may be legal defenses available to the Indemnified Party which are or may be different from, in addition to, or inconsistent with the defenses available to the Indemnifying Party, the Indemnified Party may retain its own counsel in connection with such action or claim, and shall continue to be indemnified by the Indemnifying party for any legal or other expenses reasonably incurred in connection with such demand, claim or lawsuit as set forth herein.


          j. Notwithstanding the forgoing, no Indemnifying Party, in regard to any such demand, claim or lawsuit shall, without the written consent of the Indemnified Party (which shall not be unreasonably withheld), consent to an entry of any judgment of, pay, compromise or settle any such demand, claim or lawsuit that does not include as an unconditional term the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in relation to which the Indemnified Party has indemnity rights against the Indemnifying Party, as set forth herein. The Indemnified Party shall not, without the written consent of the Indemnifying Party, consent to an entry of any judgment of, pay, compromise or settle such demand, claim or lawsuit as to which the Indemnifying Party has acknowledged and agreed in writing that, if the same is adversely determined, the Indemnifying Party has an obligation to provide indemnification to the Indemnified Party in respect thereof provided, however, that the Indemnified Party shall have the right to consent to the entry of a judgment of, pay, settle or compromise any such demand, claim or lawsuit without the consent of the Indemnifying Party if the Indemnified Party shall waive any claim for the indemnity therefore and hereunder, unless such consent of the Indemnifying Party is unreasonably withheld.

          k. The Indemnified Party shall reasonably cooperate with the Indemnifying Party in connection with any claim, action or suit as to which the Indemnified Party believes it is entitled to indemnification and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested by the Indemnifying Party in connection therewith.

          1. The foregoing agreements of indemnity shall be in addition to, and shall in no respect limit or restrict, any other remedies which may be available to an indemnified party.

15.      Conflict of Interests.

         In addition to the investment management services performed under this Agreement, the Adviser, its affiliates and their respective officers, employees, directors, shareholders and controlling persons (collectively "Related Persons") may engage in any other business and may render investment advisory services to any other person during the term of this Agreement as described in the Adviser's Form ADV Part II, which will be updated from time to
         time.  The  Adviser  and  its  Related   Persons  may  so  render
         investment advisory services to any other person or entity even if such other person or entity has investment policies and/or guidelines similar to those followed by the Adviser for the Customer. The Adviser and its Related Persons may or may not, at any time, buy or sell, or may or may not direct or recommend that the Customer or the Account buy or sell securities or other assets of the same kind or class that are purchased or sold for another person or entity or at a price which may or may not differ from the price of the securities or other assets purchased or sold for that person or entity. The Adviser and its Related Persons may or may not, at any time, buy or sell, or may or may not direct or recommend that another person or entity buy or sell securities or other assets of the same kind or class that are purchased or sold for the Customer or the Account or at a price which may or may not differ from the price of the securities or other assets purchased or sold for the Customer or the Account. Nothing in this Section shall relieve the Adviser of its obligations to comply with applicable law or Section 7. of this Agreement.

16.      Receipt of Adviser's Form ADV Part II.

         The Customer acknowledges receipt more than forty-eight (48) hours prior to the execution of this Agreement of the Adviser's current
         Part II of Form ADV.

17.      No Plan Assets.

         None of the assets in the Account are assets of a plan subject to the Employee Retirement Income Security Act of 1974 ("ERISA"),
         Section 4975 of the Internal Revenue Code of 1986 (the "Code") or any federal, state, local or foreign law substantially similar to ERISA or Section 4975 of the Code. If any of the assets of the Account at any time may constitute assets of any such plan, the Customer shall give the Adviser immediate written notice.

18.      Client Lists and Referrals.

         The Adviser will often include client lists as a part of its marketing materials. The Adviser is authorized to disclose the Customer's name in its client list included in the Adviser's marketing materials.

         The  Adviser may use the Customer as a reference  and is authorized to
         disclose  the   Customer's   name  and  contact   information  to
         prospective clients, such that the Adviser's prospective clients may contact the Customer to discuss the Adviser and its services.

19.      Adviser Independence.

         For  all purposes of this Agreement, the Adviser shall be deemed to be
         an  independent   contractor.   Nothing  contained  herein  shall
         constitute the Adviser as a member, together with the Customer, of any partnership, joint venture, association, syndicate or other entity. Nothing contained herein shall be deemed to require the Adviser or the Customer to take any action contrary to any applicable law or rule or regulation of any regulatory body, exchange, or board.

20.      Notices.

         Unless otherwise specified herein, all notices and instructions with respect to transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing by either party or on the third business day after deposit (i) in the U.S. Mail, postage pre-paid and certified, or (ii) with a recognized express delivery services (such as Federal Express), postage pre-paid, in either event if such notice or instruction is addressed to the applicable party at the address set forth below or at such other address or addresses as shall be specified by either party in a notice given in compliance with this paragraph. Either party may rely upon any notice from the other party or other communication reasonably believed by it to be genuine.

         If to Customer:

                  Los Padres Bank, FSB
                  610 Alamo Pintado at Highway 246 Solvang
                  CA 93463
                  Attn: Butch Phillips

         If to Smith Breeden:

                  Smith Breeden Associates, Inc.
                  100 Europa Drive, Suite 200
                  Chapel Hill, NC 27517
                  Attention: Ms. Marianthe S. Mewkill, Executive Vice President

21.      Governing Law.

         This Agreement shall be governed by, and construed and enforced in accordance with, the substantive law of the State of New York (United States) applicable to contracts made between residents of that state, executed and wholly performed within that state. Each party agrees that process in any proceeding may be served by certified mail, return receipt requested, to the addresses for notices specified in accordance with this Agreement.

22.      Arbitration.

         All disputes with respect to the interpretation of this Agreement or with respect to an alleged breach of any provision of this Agreement, shall be resolved by arbitration, which shall take place in the State of New York (United States) and shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association ("AAA"). There shall be three (3) arbitrators who shall be selected by the AAA from its list of qualified arbitrators and who shall have no actual or potential conflict in deciding or hearing the dispute and shall
         be  qualified  by  education   and  training  to  pass  upon  the
         particular matter to be decided. The arbitration award shall be given in writing and shall be final and binding on the parties and not subject to any appeal and shall deal with the question of costs of arbitration. The parties understand that this agreement to arbitrate does not constitute a waiver of the right to seek a judicial forum where such waiver would be void under federal or state securities laws.

23.      Anti-Money Laundering.

         The Customer hereby represents and covenants to Adviser that it is aware of the requirements of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act ("USA PATRIOT Act"), the regulations administered by the U.S. Department of Treasury's Office of Foreign Assets Control ("OFAC"), and other applicable U.S. federal or non-U.S. anti-money laundering laws and regulations
         (collectively,   the  "anti-money   laundering/OFAC  laws").  The
         Customer further  represents and covenants that it has anti-money
         laundering   policies  and   procedures  in  place  that  are  in
         compliance with
         applicable anti-money laundering/OFAC laws; that the Customer is in compliance with such policies and procedures; and that the Customer has policies and procedures in place reasonably designed to verify the identity of its beneficial owners and their sources of funds. The Customer hereby represents to the Adviser that, to the best of its knowledge, the Customer's beneficial owners are not individuals, entities or countries that may subject the Adviser to criminal or civil violations of any anti-money laundering/OFAC laws; are not listed on the Specially Designated Nationals and Blocked Persons list published by OFAC; and, are not organized, domiciled or otherwise located in any country subject to a sanctions program administered by OFAC or in a country that is part of the country advisory list of the Financial Crimes Enforcement Network of the U.S. Treasury Department or is a part of the non-cooperative countries list of the Financial Action Task Force on money laundering. The Customer agrees to promptly notify the Adviser should the Customer become aware of any changes to these representations. These representations and covenants are continuing in nature and the Customer agrees to promptly notify the Adviser should the Customer become aware of any changes to these representations.

24.      Severability.

         If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, is held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof will continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties hereto.

25.      No Third Party Rights.

         This Agreement shall not be deemed to confer upon or create any rights or benefits in regard to any third party. The rights and benefits of this Agreement inure solely to the parties hereto and their permitted successors and assigns.

26.      Headings.

         Headings to Sections herein are for the convenience of the parties only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

27.      Complete Agreement.

         This Agreement constitutes the entire agreement among the parties with respect to the matters referred to herein, superseding any and all Prior Agreements, and no other Prior Agreement, verbal or otherwise, shall be binding as between the parties hereto.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN AN ADVISORY PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF THE COMMODITY TRADING ADVISER DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS ADVISORY PROGRAM OR THIS AGREEMENT.




IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year set forth below.

SMITH BREEDEN ASSOCIATES, INC.                            LOS PADRES BANK, FSB

By:      Marianthe S. Mewkill                         By:    William W. Phillips


         /s/ Marianthe S. Mewkill                        /s/ William W. Phillips
         ------------------------                        -----------------------
Title:   Executive Vice President                    Title:  President
Date:    September 26, 2005                          Date:   September 26, 2005

                                   APPENDIX A
(1)      RATE RISK ANALYSIS

         The Rate Risk Analysis will be conducted, and the Rate Risk Analysis Report will be issued, monthly.

(2)      ACTIVE PORTFOLIO ADVISER STRATEGY

                 Structure
                          Low turnover
                          Full universe of fixed income asset classes
                          Cash assets in AFS (typical) and Trading (optional) Synthetic assets (e.g. Total Rate of Return Swaps)
                 Hedging
                          Duration - Yes (e.g. IRSwaps, FHLB Advances, Term Repos, Futures)
                          Convexity - Yes (e.g. Options, Dynamic rebalancing with LIBOR futures, TSY futures, lRSwaps)
                 Credit
                          100% Investment grade
                 Reporting
                          Monthly written report
                          Quarterly onsite visit or conference call (determined by Smith Breeden).

(3)      FEES FOR RATE RISK ANALYSIS AND PORTFOLIO ADVISORY SERVICES

             For monthly services provided by Smith Breeden pursuant to this Agreement, the Customer's fees shall be as follows:

               (a) When Smith Breeden Managed Portfolio Assets are at or above $425,000,000, the Customer shall pay 1/12 of 0.10% annually on the Smith Breeden Managed Portfolio Assets; or

               (b) When Smith Breeden Managed Portfolio Assets are below $425,000,000, the customer shall pay the lesser of:

               a.   1/12 $425,000; or

               b. 1/12 of 0.10% annually of Smith Breeden Managed Portfolio Assets, plus 1/12 of

                   Total Assets (Millions)   Annual Base Fee Annual Variable Portion
                   -----------------------   ---------------------------------------
                   Under $100                $37,500
                   Over $100                 $37,500 plus       0.25bp on Total Bank Assets > $100

         For purposes of the fee calculation, Total Bank Assets is defined as the amount the institution intends to report in its financial statements for the most recent relevant fiscal period ended and for the relevant corporate entity (i.e., holding company vs. bank).

         For purposes of the fee calculation, Smith Breeden Managed Portfolio Assets is defined as the fair market value of the total securities portfolio (which will include the notional value of all total rate of return swaps in excess of 25% of the fair market value of the total securities portfolio not including such notional values) in the Account as of the last  business day of the most recent month end or as of the last  business  day of the  month  prior to the most  recent
         month-end,   depending  on  which   information  is  readily
         available. Any and all fees are due and payable in monthly installments in advance, on the first day of each month ("monthly fee").